Exhibit 10.18.2

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

Deed of Trust

Security Agreement - Financing Statement

Terms

Date: Effective August 18th 2021

Grantor: CIBOLO RODEO, LTD., a Texas limited partnership

Grantor's Mailing Address:

8800 Village Dr, Suite 201
San Antonio, TX 78217

Trustee: NICK BHAKTA

Trustee's Mailing Address:

3309 FOREST CREEK DRIVE, SUITE 202
ROUND ROCK, TEXAS 78664

Lender: 2K HOSPITALITY LLC, a Texas limited liability company

Obligation

Note

Date: August 18, 2021

Original principal amount: $120,000.00

Lender: 2K HOSPITALITY LLC

Borrower: CIBOLO RODEO, LTD.

Maturity date: October 01, 2021

Terms of Payment: As provided in the note.

This conveyance is also made in trust to secure payment of all other present and future debts that Grantor may owe to Lender, regardless of how any other such debt is incurred or evidenced. Payment on all present and future debts of Grantor to Lender will be made as designated by Lender, and the debts will bear interest as provided in notes or other evidences of debt that Grantor will give to Lender. This conveyance is also made to secure payment of any renewal or extension of any present or future debt that Grantor owes to Lender, including any loans and advancements from Lender to Grantor under the provisions of this deed of trust. When Grantor repays all debts owed to Lender, this deed-of-trust lien will terminate only if Lender releases this deed of trust at the request of Grantor. Until Lender releases it, this deed of trust will remain fully in effect to secure other present and future advances and debts, regardless of any additional security given for any debt and regardless of any modification.

PROPERTY (INCLUDING ANY IMPROVEMENTS):

Lot 1, Block 1, CIBOLO VALLEY RANCH SUBDIVISION, UNIT 1, City of Cibolo, Guadalupe County, Texas, according to the map or plat thereof recorded in Volume 6, Page 596, of the Map and Plat Records of Guadalupe County, Texas; and

Lot 1, Block 6, CIBOLO VALLEY RANCH SUBDIVISION, UNIT 1, City of Cibolo, Guadalupe County, Texas, according to the map or plat thereof, recorded in Volume 6, page 596, of the Map and Plat Records of Guadalupe County, Texas.

In addition to creating a deed-of-trust lien on all the real and other property described above, Grantor also grants to Lender a security interest in all of the above-described personal property pursuant to and to the extent permitted by the Texas Uniform Commercial Code.

In the event of a foreclosure sale under this deed of trust, Grantor agrees that all the Property may be sold as a whole at Lender's option and that the Property need not be present at the place of sale.

PRIOR LIENS:

1. Deed of Trust dated March 12, 2010, recorded in Volume 2853, Page 811, Official Public Records of Guadalupe County, Texas, executed by Cibolo Rodeo, Ltd., a Texas limited partnership, securing payment of one note of even date therewith in the principal sum of $475,000.00, payable to the order of Tamir Enterprises, Ltd., as therein provided.

Terms of said note, together with lien securing the same, having been modified and extended by agreement dated March 6, 2020, recorded in Document No. 2017007627., of the Official Public Records of Guadalupe County, Texas.

Other Exceptions to Conveyance and Warranty:

Liens described as part of the Consideration and any other liens described in the deed to Grantor as being either assumed or subject to which title is taken; validly existing easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded and validly existing instruments, other than conveyances of the surface fee estate, that affect the Property; and taxes for 2021, but not subsequent assessments for that and prior years due to change in land usage, ownership, or both.

For value received and to secure payment of the Obligation, Grantor conveys the Property to Trustee in trust. Grantor warrants and agrees to defend the title to the Property, subject to the Other Exceptions to Conveyance and Warranty. On payment of the Obligation and all other amounts secured by this deed of trust, this deed of trust will have no further effect, and Lender will release it at Grantor's expense.

Clauses and Covenants

A. Grantor's Obligations

Grantor agrees to-

1. keep the Property in good repair and condition;

2. pay all taxes and assessments on the Property before delinquency and provide Lender with proof of timely payment;

3. defend title to the Property subject to the Other Exceptions to Conveyance and Warranty and preserve the lien's priority as it is established in this deed of trust;

4. maintain all insurance coverages with respect to the Property, revenues generated by the Property, and operations on the Property that Lender reasonably requires ("Required Insurance Coverages"), issued by insurers and written on policy forms acceptable to Lender, naming Lender as additional named insured, and deliver evidence of the Required Insurance Coverages in a form acceptable to Lender at least thirty days before the expiration of the Required Insurance Coverages;

5. obey all laws, ordinances, and restrictive covenants applicable to the Property;

6. keep any buildings occupied as required by the required insurance coverages;

7. keep the Property free of any other liens, mechanics liens or encumbrances;

8. notify Lender of any change of address;

9. maintain and Seller shall be named as additional insured on a commercial general liability insurance policy insuring the Property and designate Lender as named payee/insured on

property, fire and risk insurance pertaining to the Property;

10. pay real property and valorem taxes and property insurance premiums as they become due.

B. Lender's Rights

1. Lender or Lender's mortgage servicer may appoint in writing a substitute trustee, succeeding to all rights and responsibilities of Trustee.

2. If the proceeds of the Obligation are used to pay any debt secured by prior liens, Lender is subrogated to all the rights and liens of the holders of any debt so paid.

3. Lender may apply any proceeds received under the property insurance policies covering the Property either to reduce the Obligation or to repair or replace damaged or destroyed improvements covered by the policy. If the Property is Grantor's primary residence and Lender reasonably determines that repairs to the improvements are economically feasible, Lender will make the property insurance proceeds available to Grantor for repairs.

4. Notwithstanding the terms of the Note to the contrary, and unless applicable law prohibits, all payments received by Lender from Grantor with respect to the Obligation or this deed of trust may, at Lender's discretion, be applied first to amounts payable under this deed of trust and then to amounts due and payable to Lender with respect to the Obligation, to be applied to late charges, principal, or interest in the order Lender in its discretion determines.

5. If Grantor fails to perform any of Grantor's obligations, Lender may perform those obligations and be reimbursed by Grantor on demand for any amounts so paid, including attorney's fees, plus interest on those amounts from the dates of payment at the rate stated in the Note for matured, unpaid amounts. The amount to be reimbursed will be secured by this deed of trust.

6. If there is a default on the Obligation or if Grantor fails to perform any of Grantor's obligations and the default continues, Lender may

a. declare the unpaid principal balance and earned interest on the Obligation immediately due;

b. direct Trustee to foreclose this lien, in which case Lender or Lender's agent will cause notice of the foreclosure sale to be given as provided by the Texas Property Code as then in effect; and

c. purchase the Property at any foreclosure sale by offering the highest bid and then have the bid credited on the Obligation.

7. If Grantor fails to pay any part of principal or interest secured by a prior lien or liens on the Property when it becomes payable or defaults on any prior lien instrument, the entire debt secured by this deed of trust will immediately become payable at the option of Lender.

8. Lender may remedy any default without waiving it and may waive any default without waiving any prior or subsequent default.

C. Trustee's Rights and Duties

If directed by Lender to foreclose this lien, Trustee will-

1. either personally or by agent give notice of the foreclosure sale as required by the Texas Property Code as then in effect;

2. sell and convey all or part of the Property "AS IS" to the highest bidder for cash with a general warranty binding Grantor, subject to the Prior Lien and to the Other Exceptions to Conveyance and Warranty and without representation or warranty, express or implied, by Trustee;

3. from the proceeds of the sale, pay, in this order-

   a. expenses of foreclosure, including a reasonable commission to Trustee;

   b. to Lender, the full amount of principal, interest, attorney's fees, and other

charges due and unpaid;

   c. any amounts required by law to be paid before payment to Grantor; and

   d. to Grantor, any balance; and

4. be indemnified, held harmless, and defended by Lender against all costs, expenses, and liabilities incurred by Trustee for acting in the execution or enforcement of the trust created by this deed of trust, which includes all court and other costs, including attorney's fees, incurred by Trustee in defense of any action or proceeding taken against Trustee in that capacity.

D. General Provisions

1. Grantor agrees to deliver to Lender, at Lender's request from time to time, compiled financial statements of Grantor and each guarantor of the Note prepared in accordance with generally accepted accounting principles consistently applied, in detail reasonably satisfactory to Lender and certified to be true and correct by the chief financial officer of Grantor.

2. If any of the Property is sold under this deed of trust, Grantor must immediately surrender possession to the purchaser. If Grantor fails to do so, Grantor will become a tenant at sufferance of the purchaser, subject to an action for forcible detainer.

3. Recitals in any trustee's deed conveying the Property will be presumed to be true.

4. Proceeding under this deed of trust, filing suit for foreclosure, or pursuing any other remedy will not constitute an election of remedies.

5. This lien will remain superior to liens later created even if the time of payment of all or part of the Obligation is extended or part of the Property is released.

6. If any portion of the Obligation cannot be lawfully secured by this deed of trust, payments will be applied first to discharge that portion.

7. Grantor assigns to Lender all amounts payable to or received by Grantor from condemnation of all or part of the Property, from private sale in lieu of condemnation, and from damages caused by public works or construction on or near the Property. After deducting any expenses incurred, including attorney's fees and court and other costs, Lender will either release any remaining amounts to Grantor or apply such amounts to reduce the Obligation. Lender will not be liable for failure to collect or to exercise diligence in collecting any such amounts. Grantor will immediately give Lender notice of any actual or threatened proceedings for condemnation of all or part of the Property.

8. Grantor assigns to Lender absolutely, not only as collateral, all present and future rent and other income and receipts from the Property. Grantor warrants the validity and enforceability of the assignment. Grantor may as Lender's licensee collect rent and other income and receipts as long as Grantor is not in default with respect to the Obligation or this deed of trust. Grantor will apply all rent and other income and receipts to payment of the Obligation and performance of this deed of trust, but if the rent and other income and receipts exceed the amount due with respect to the Obligation and deed of trust, Grantor may retain the excess. If Grantor defaults in payment of the Obligation or performance of this deed of trust, Lender may terminate Grantor's license to collect rent and other income and then as Grantor's agent may rent the Property and collect all rent and other income and receipts. Lender neither has nor assumes any obligations as lessor or landlord with respect to any occupant of the Property. Lender may exercise Lender's rights and remedies under this paragraph without taking possession of the Property. Lender will apply all rent and other income and receipts collected under this paragraph first to expenses incurred in exercising Lender's rights and remedies and then to Grantor's obligations with respect to the Obligation and this deed of trust in the order determined by Lender. Lender is not required to act under this paragraph, and acting under this paragraph does not waive any of Lender's other rights or remedies. If Grantor becomes a voluntary or involuntary debtor in bankruptcy, Lender's filing a proof of claim in bankruptcy will be deemed equivalent to the appointment of a receiver under Texas law.

9. Interest on the debt secured by this deed of trust will not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess will be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides any conflicting provisions in this and all other instruments concerning the debt.

10. In no event may this deed of trust secure payment of any debt that may not lawfully be secured by a lien on real estate or create a lien otherwise prohibited by law.

11. When the context requires, singular nouns and pronouns include the plural.

12. The term *Note* includes all extensions, modifications, and renewals of the Note and

all amounts secured by this deed of trust.

13. Grantor agrees to furnish on Lender's request evidence satisfactory to Lender that all taxes and assessments on the Property have been paid when due.

14. If the Property is transferred by foreclosure, the transferee will acquire title to all insurance policies on the Property, including all paid but unearned premiums.

15. Grantor agrees to allow Lender or Lender's agents to enter the Property at reasonable times and inspect it and any personal property in which Lender is granted a security interest by this deed of trust.

16. Grantor may not sell, transfer, or otherwise dispose of any Property, whether voluntarily or by operation of law, without the prior written consent of Lender. If granted, consent may be conditioned upon (a) the grantee's integrity, reputation, character, creditworthiness, and management ability being satisfactory to Lender; and (b) the grantee's executing, before such sale, transfer, or other disposition, a written assumption agreement containing any terms Lender may require, such as a principal pay down on the Obligation, an increase in the rate of interest payable with respect to the Obligation, a transfer fee, or any other modification of the Note, this deed of trust, or any other instruments evidencing or securing the Obligation.

Grantor may not cause or permit any Property to be encumbered by any liens, security interests, or encumbrances other than the liens securing the Obligation and the liens securing ad valorem taxes not yet due and payable without the prior written consent of Lender. If granted, consent may be conditioned upon Grantor's executing, before granting such lien, a written modification agreement containing any terms Lender may require, such as a principal pay down on the Obligation, an increase in the rate of interest payable with respect to the Obligation, an approval fee, or any other modification of the Note, this deed of trust, or any other instruments evidencing or securing the Obligation.

Grantor may not grant any lien, security interest, or other encumbrance (a "Subordinate Instrument") covering the Property that is subordinate to the liens created by this deed of trust without the prior written consent of Lender. If granted, consent may be conditioned upon the Subordinate Instrument's containing express covenants to the effect that-

(a) the Subordinate Instrument is unconditionally subordinate to this deed of trust;
(b) if any action is instituted to foreclose or otherwise enforce the Subordinate Instrument, no action may be taken that would terminate any occupancy or tenancy without the prior written consent of Lender, and that consent, if granted, may be conditioned in any manner Lender determines;
(c) rents, if collected by or for the holder of the Subordinate Instrument, will be applied first to the payment of the Obligation then due and to expenses incurred in the ownership, operation, and maintenance of the Property in any order Lender may determine, before being applied to any indebtedness secured by the Subordinate Instrument;
(d) written notice of default under the Subordinate Instrument and written notice of the commencement of any action to foreclose or otherwise enforce the Subordinate Instrument must be given to Lender concurrently with or immediately after the occurrence of any such default or commencement; and
(e) in the event of the bankruptcy of Grantor, all amounts due on or with respect to the Obligation and this deed of trust will be payable in full before any payments on the indebtedness secured by the Subordinate Instrument.

Grantor may not cause or permit any of the following events to occur without the prior written consent of Lender: if Grantor is (a) a corporation, the dissolution of the corporation or the sale, pledge, encumbrance, or assignment of any shares of its stock; (b) a limited liability company, the dissolution of the company or the sale, pledge, encumbrance, or assignment of any of its membership interests; (c) a general partnership or joint venture, the dissolution of the partnership or venture or the sale, pledge, encumbrance, or assignment of any of its partnership or joint venture interests, or the withdrawal from or admission into it of any general partner or joint venturer; or (d) a limited partnership, (1) the dissolution of the partnership, (2) the sale, pledge, encumbrance, or assignment of any of its general partnership interests, or the withdrawal from or admission into it of any general partner, (3) the sale, pledge, encumbrance, or assignment of a controlling portion of its limited partnership interests, or (4) the withdrawal from or admission into it of any controlling limited partner or partners. If granted, consent may be conditioned upon (a) the integrity, reputation, character, creditworthiness, and management ability of the person succeeding to the ownership interest in Grantor (or security interest in such ownership) being satisfactory to Lender; and (b) the execution, before such event, by the person succeeding to the interest of Grantor in the Property or ownership interest in Grantor (or security interest in such ownership) of a written modification or assumption agreement containing such terms as Lender may require, such as a principal pay down on the Obligation, an increase in the rate of interest payable with respect to the Obligation, a transfer fee, or any other modification of the Note, this deed of trust, or any other instruments evidencing or securing the Obligation.

17. This deed of trust binds, benefits, and may be enforced by the successors in interest of all parties.

18. If Grantor and Borrower are not the same person, the term *Grantor* includes Borrower.

19. Grantor and each surety, endorser, and guarantor of the Obligation waive all demand for payment, presentation for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, protest, and notice of protest, to the extent permitted by law.

20. Grantor agrees to pay reasonable attorney's fees, trustee's fees, and court and other costs of enforcing Lender's rights under this deed of trust if this deed of trust is placed in the hands of an attorney for enforcement.

21. If any provision of this deed of trust is determined to be invalid or unenforceable, the validity or enforceability of any other provision will not be affected.

22. Waivers. BORROWER AGREES TO THE FULL EXTENT PERMITTED BY LAW, THAT IN CASE OF AN EVENT OF DEFAULT HEREUNDER, NEITHER BORROWER NOR ANYONE CLAIMING THROUGH OR UNDER BORROWER SHALL OR WILL SET UP, CLAIM OR SEEK TO TAKE ADVANTAGE OF ANY APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, REDEMPTION OR EXEMPTION LAWS NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OR FORECLOSURE OF THIS DEED OF TRUST, OR THE ABSOLUTE SALE OF THE PROPERTY, OR THE FINAL AND ABSOLUTE PUTTING INTO POSSESSION THEREOF, IMMEDIATELY AFTER SUCH SALE, OF THE PURCHASERS THEREAT, AND BORROWER, FOR BORROWER AND ALL WHO MAY AT ANY TIME CLAIM THROUGH OR UNDER BORROWER, HEREBY WAIVES TO THE FULLEST EXTENT THAT BORROWER MAY LAWFULLY SO DO, THE BENEFIT OF ALL SUCH LAWS, AND ANY AND ALL RIGHT TO HAVE THE ASSETS COMPRISED IN THE SECURITY INTENDED TO BE CREATED HEREBY MARSHALED UPON ANY FORECLOSURE OR OTHER TRANSFER OF THE PROPERTY. NO DELAY OR OMISSION OF SFG OR OF ANY HOLDER OF THE NOTE TO EXERCISE ANY RIGHT, POWER OR REMEDY ACCRUING UPON ANY EVENT OF DEFAULT SHALL EXHAUST OR IMPAIR ANY SUCH RIGHT, POWER OR REMEDY OR SHALL BE CONSTRUED TO BE A WAIVER OF ANY SUCH DEFAULT, OR ACQUIESCENCE THEREIN; AND EVERY RIGHT, POWER AND REMEDY GIVEN BY THIS DEED OF TRUST TO SFG MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS MAY BE DEEMED EXPEDIENT BY SFG. NO CONSENT OR WAIVER, EXPRESSED OR IMPLIED, BY SFG TO OR OF ANY EVENT OF DEFAULT SHALL BE DEEMED OR CONSTRUED TO BE A CONSENT OR WAIVER TO OR OF ANY OTHER EVENT OF DEFAULT. FAILURE ON THE PART OF SFG TO COMPLAIN OF ANY ACT OR FAILURE TO ACT WHICH CONSTITUTES AN EVENT OF DEFAULT, IRRESPECTIVE OF HOW LONG SUCH FAILURE CONTINUES,

SHALL NOT CONSTITUTE A WAIVER BY SFG OF SFG'S RIGHTS HEREUNDER OR IMPAIR ANY RIGHTS, POWERS OR REMEDIES CONSEQUENT ON ANY EVENT OF DEFAULT. NO ACT OR OMISSION OF SFG SHALL PRECLUDE SFG FROM EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREIN GRANTED OR INTENDED TO BE GRANTED IN THE EVENT OF ANY EVENT OF DEFAULT THEN MADE OR OF ANY SUBSEQUENT EVENT OF DEFAULT; NOR, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN AN INSTRUMENT OR INSTRUMENTS EXECUTED BY SFG, SHALL THE RIGHTS, POWERS OR INTEREST OF SFG HEREUNDER BE ALTERED THEREBY. IN THE EVENT OF THE SALE OR TRANSFER BY OPERATION OF LAW OR OTHERWISE OF ALL OR ANY PART OF THE PROPERTY, SFG, WITHOUT NOTICE, IS HEREBY AUTHORIZED AND EMPOWERED TO DEAL WITH ANY SUCH VENDEE OR TRANSFEREE WITH REFERENCE TO THE PROPERTY OR THE OBLIGATIONS OR WITH REFERENCE TO ANY OF THE TERMS, COVENANTS, CONDITIONS OR AGREEMENTS HEREOF, AS FULLY AND TO THE SAME EXTENT AS IT MIGHT DEAL WITH THE ORIGINAL PARTIES HERETO AND WITHOUT IN ANY WAY RELEASING OR DISCHARGING ANY LIABILITIES, OBLIGATIONS OR UNDERTAKINGS (INCLUDING, WITHOUT LIMITATION, THE RESTRICTIONS UPON TRANSFER CONTAINED HEREIN).

23. ALL SUMS PAYABLE BY BORROWER HEREUNDER SHALL BE PAID WITHOUT NOTICE (EXCEPT AS MAY OTHERWISE BE PROVIDED HEREIN), DEMAND, COUNTERCLAIM, SETOFF, DEDUCTION OR DEFENSE AND WITHOUT ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION OR REDUCTION, AND THE SECURED OBLIGATIONS AND LIABILITIES OF BORROWER HEREUNDER SHALL IN NO WAY BE RELEASED, DISCHARGED OR OTHERWISE AFFECTED BY REASON OF: (I) ANY DAMAGE TO OR DESTRUCTION OF OR ANY CONDEMNATION OR SIMILAR TAKING OF THE PROPERTY OR ANY PART THEREOF; (II) ANY RESTRICTION OR PREVENTION OF OR INTERFERENCE WITH ANY USE OF THE PROPERTY OR ANY PART THEREOF; (III) ANY TITLE DEFECT OR ENCUMBRANCE OR ANY EVICTION FROM THE LAND OR THE IMPROVEMENTS ON THE LAND OR ANY PART THEREOF BY TITLE PARAMOUNT OR OTHERWISE; (IV) ANY BANKRUPTCY, INSOLVENCY, REORGANIZATION, COMPOSITION, ADJUSTMENT, DISSOLUTION, LIQUIDATION, OR OTHER LIKE PROCEEDING RELATING TO SFG, OR ANY ACTION TAKEN WITH RESPECT TO THIS DEED OF TRUST BY SFG OR RECEIVER OF SFG, OR BY ANY COURT, IN SUCH PROCEEDING; (V) ANY CLAIM WHICH BORROWER HAS, OR MIGHT HAVE, AGAINST SFG; (VI) ANY DEFAULT OR FAILURE ON THE PART OF SFG TO PERFORM OR COMPLY WITH ANY OF THE TERMS HEREOF OR OF ANY OTHER AGREEMENT WITH BORROWER; OR (VII) ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, WHETHER OR NOT BORROWER SHALL HAVE NOTICE OR KNOWLEDGE OF ANY OF THE FOREGOING; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT PROHIBIT BORROWER FROM RAISING ANY COMPULSORY COUNTERCLAIM THAT BORROWER MAY HAVE; PROVIDED FURTHER THAT THE MERE EXISTENCE OF ANY SUCH CLAIM SHALL NOT AFFECT THE OBLIGATION OF BORROWER SET FORTH HEREIN TO PAY ALL SUMS TO SFG AS REQUIRED BY THIS SECTION.

BORROWER WAIVES ALL RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE TO ANY ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION, OR REDUCTION OF ANY SUM SECURED HEREBY AND PAYABLE BY BORROWER.

24. Waiver of Borrower's Rights. BY EXECUTION OF THIS DEED OF TRUST AND BY INITIALING THIS PARAGRAPH, BORROWER EXPRESSLY:(A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND THE POWER OF ATTORNEY GIVEN HEREIN TO SFG TO SELL THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED OF TRUST; (B) WAIVES ANY AND ALL RIGHTS WHICH BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY SFG OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO SFG, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE PROVIDED IN THIS DEED OF TRUST; (C) ACKNOWLEDGES THAT BORROWER HAS READ THIS DEED OF TRUST AND ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS DEED OF TRUST AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER AND BORROWER HAS CONSULTED WITH COUNSEL OF BORROWER'S CHOICE PRIOR TO EXECUTING THIS DEED OF TRUST; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY BORROWER AS PART OF A BARGAINED FOR LOAN TRANSACTION.

[SIGNATURES ON NEXT PAGE]

Executed date below, but effective August 18th, 2021.

GRANTOR:

CIBOLO RODEO, LTD.,
a Texas limited partnership,
By: FM Cibolo, LLC
a Texas limited liability company
its General Partner

____
B.J. PARRISH
Authorized Representative

STATE OF TEXAS §
COUNTY OF Midland §

This instrument was acknowledged before me on this the 18th day of August 2021, by B.J. PARRISH, authorized representative of FM Cibolo, LLC, general partner of CIBOLO RODEO, LTD., for the purposes and consideration therein expressed.

BRIANNA OCHOA
Notary Public, State of Texas
Comm. Expires 02-19-2024
Notary ID 132365910

____
Notary Public, State of Texas

AFTER RECORDING RETURN TO:

The Bhakta Firm, P.C.
Attn: Nick Bhakta
3309 Forest Creek Drive, Suite 202
Round Rock, Texas 78664